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                                                                   EXHIBIT 10(a)


                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 3 to Form N-4 (File No. 333-118362) for Merrill Lynch Life Variable Annuity Separate Account A of Merrill Lynch Life Insurance Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                       SUTHERLAND ASBILL & BRENNAN LLP



                                       By:    /s/ Mary E. Thornton
                                          --------------------------------
                                                Mary E. Thornton


Washington, D.C.
December 2, 2005